T. Rowe Price New Income Fund

Supplement to Prospectus and Summary Prospectus dated October 1, 2023

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective immediately, Christopher P. Brown and Anna Alexandra Dreyer will replace Stephen L. Bartolini and Saurabh Sud as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Brown joined T. Rowe Price in 2005 and Ms. Dreyer joined T. Rowe Price in 2008.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, Christopher P. Brown and Anna Alexandra Dreyer will replace Stephen L. Bartolini and Saurabh Sud as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Brown joined the Firm in 2005, and his investment experience dates from 2000. During the past five years, he has served as a portfolio manager and as the head of Securitized Products in the Firm’s Fixed Income Division. Ms. Dreyer joined the Firm in 2008, and her investment experience dates from that time. During the past five years, she has served as a portfolio manager and as the head of Fixed Income Quantitative Risk and Portfolio Construction Research in the Firm’s Fixed Income Division. Prior to joining the Firm’s Fixed Income Division, she was a portfolio manager and an associate director of research in the Firm’s Multi-Asset Division.

The date of this supplement is July 18, 2024.

F43-041 7/18/24